CONFIDENTIAL TREATMENT REQUESTED
Redacted Portions are indicated by [****]

CONFIDENTIAL

PURCHASE AGREEMENT

This PURCHASE AGREEMENT (this “Agreement”), dated as of May 4th, 2011 (the “Effective Date”), is entered into by and between Atossa Genetics, Inc., a Delaware corporation (“Buyer”), and Hologic Inc., a Delaware corporation (“Seller”). Buyer and Seller are referred to herein as the “ Parties” and each individually as a “Party.”

WHEREAS, Seller owns all right, title and interest in the Purchased Assets (as defined in Section 2.3) and wishes to sell to Buyer all right, title and interest in such Purchased Assets, and Buyer desires to acquire from Seller all right, title and interest in the Purchased Assets, free and clear of any and all Encumbrances.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

Section 1.          DEFINITIONS

1.1.          “Bill of Sale” shall mean a bill of sale in substantially the form and substance attached hereto as Exhibit A.

1.2.          “Combination Product” shall mean any Product sold or transferred, or Service performed, in combination with one or more other products, processes or services (including without limitation adjuvant, reagents and delivery systems that are used in performing a therapeutic function) which are not Products or Services.

1.3.          “Docket” shall mean Seller’s or its agent’s list or other means of tracking information relating to the prosecution and maintenance of the Patent Rights throughout the world, including without limitation the names, addresses, email addresses and phone numbers of prosecution counsel and agents, and information relating to deadlines, payments (including without limitation annuity and maintenance fees) and filings, which list or other means of tracking information is current as of the Effective Date. The Docket shall also include a list of all deadlines for upcoming actions with respect to the Patent Rights (including without limitation annuity, maintenance fee and other deadlines) that shall become due within one year of the Effective Date.

1.4.          “Encumbrance” shall mean any mortgage, pledge, lien, charge, encumbrance, license, defect as to title, security interest, claims, covenant, condition, option, right or restriction of any kind or nature whatsoever.

1.5.          “Product” shall mean, on a country-by-country basis, any product the manufacture, use, sale, offer for sale or import of which, but for Buyer’s ownership of the Patent Rights, would infringe a Valid Claim of the Patent Rights in such country, which may include the Purchased Device to the extent meeting the foregoing requirements.

1.6.          “Net Sales” shall mean the gross amount collected by Buyer for sales of Products, or for the performance of Services, less the following:

 (a)          discounts (including cash, quantity and patient program discounts), retroactive price reductions, charge-back payments and rebates granted to managed health care organizations or to federal, state and local governments, their agencies, and purchasers and reimbursers or to trade customers;

PURCHASE AGREEMENT

(b)          refunds given, or amounts repaid or credited by reason of damaged goods, recalls, rejection or return;

(c)          any taxes or other governmental charges levied on the production, sale, transportation, delivery, performance or use of a Product or Service; and

(d)          transportation costs and costs of insurance in transit.

In the event that a Product is sold or Service is performed as part of a Combination Product, Net Sales, for the purposes of determining royalty payments on the Combination Product, shall mean the gross amount collected for the Combination Product less the deductions set forth in clauses (a) - (d) above, multiplied by a proration factor that is determined as follows:

(i)          If all components of the Combination Product were sold or performed, as applicable, separately during the same or immediately preceding Reporting Period, the proration factor shall be determined by the formula [A / (A+B)], where A is the average gross sales price of all Product or Service components (as applicable) during such period when sold or performed separately from the other component(s), and B is the average gross sales price of the other component(s) during such period when sold or performed separately from the Product or Service components (as applicable); or

(ii)         If all components of the Combination Product were not sold or performed separately during the same or immediately preceding Reporting Period, the proration factor shall be determined by the Parties in good faith negotiations based on the relative value contributed by each component.

1.7.          “Patent Files” shall mean copies (or originals, where available to Seller or its agents) of the following to the extent comprising or relating to the Patent Rights: (i) all patents, patent applications, assignments and correspondence to and from the United States Patent and Trademark Office (“USPTO”) and any other foreign patent offices (whether or not to or from Seller); and (ii) all files, records, workbooks (including without limitation laboratory notebooks) and other material information in the possession or control of Seller or its agents, of which Seller is aware, as of the Effective Date.

1.8.          “Patent Rights” shall mean:

 (a)          the United States and international (non-United States) patents and patent applications relating to the ductal lavage business conducted by Cytyc Corporation (other than those patents and patent applications listed in Exhibit B-2), and any other patents and patent applications identified and listed on Exhibit B-1 and attached hereto;

 (b)          any United States and international patents and patent applications claiming the benefit of or priority to one or more of the patents and patent applications described in the foregoing clause (a), and any direct or indirect divisionals, continuations, continuation-in-part applications and continued prosecution applications (and their relevant international equivalents) of the patent applications described in the foregoing clause (a), and the resulting patents; and

 (c)          any patents resulting from reissues, reexaminations or extensions (and their relevant international equivalents, including, without limitation supplementary protection certificates) of the patents described in clauses (a) and (b) above.

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1.9.          “Person” shall mean any natural person, corporation, general partnership, limited partnership, limited liability company, proprietorship, other business organization, trust, union, association or governmental or regulatory authority or agency.

1.10.         “PMA” shall mean a Premarket Approval Application filed with the Food and Drug Administration pursuant to 21 C.F.R. Part 814.

1.11.         “Purchased Device” shall mean the product marketed by Seller under the Purchased Device Trademark for which Seller sought and obtained Regulatory Approval pursuant to (a) PMA notifications for the following 510(k) numbers: K983867 (microcatheter), K993342 (aspirator) and K001098 (dilator) and (b) a 510(k) Class I exemption (contour cover).

1.12.         “Purchased Device Manufacturing Documentation” shall mean all written and electronic documentation, schematics, drawings, flow charts and other material information which Seller used or uses to manufacture the Purchased Device, including the items listed in Exhibit C.

1.13.         “Purchased Device Marketing Material” shall mean all (a) material used in marketing or promoting the Purchased Device including visual aids, advertisements, brochures, displays and presentation materials, (b) packaging materials used for the Purchased Device, and (c) labels, package inserts and other matter affixed to any container or packaging used with the Purchased Device, including the items listed in Exhibit D.

1.14.         “Purchased Device Regulatory Documentation” shall mean all applications, registrations, licenses, authorizations and approvals, all correspondence submitted to or received from regulatory authorities and all supporting documents and all clinical studies and tests and other safety studies and tests, and all data contained in any of the foregoing, including all premarket approval notifications, marketing authorizations, filings under the electronic product standards provisions of the United States Federal Food Drug and Cosmetic Act, adverse event files, complaint files and manufacturing records, in each case that relate to the Purchase Device.

1.15.         “Purchased Device Technology” shall mean, other than the Patent Rights and Purchased Device Regulatory Documentation, all data, information, know-how, techniques, processes, methods, formulations, specifications, marketing plans and strategies, software (including source code and related documentation), and other technology, including the Purchased Device Manufacturing Documentation and Purchased Device Marketing Material (and all copyrights, trade secret rights and other intellectual property rights relating to any of the foregoing), in each case that relate to the Purchased Device.

1.16.         “Purchased Device Trademark” the trademark FIRSTCYTE, together with all goodwill symbolized thereby, and all registrations and applications for registration thereof, including U.S. Registration No. 2,782,866 (the “Trademark Registration”).

1.17.         “Regulatory Approval” shall mean the right with respect to a product to manufacture, sell or distribute such product, including in the United States the approval by the FDA of a PMA and, in the case of any other country or territory, any necessary international or foreign approvals.

1.18.         “Reporting Period” shall begin on the first day of each calendar quarter and end on the last day of such calendar quarter.

1.19.         “Seller Products” shall mean Seller’s products that are commercially marketed and distributed by Seller (other than in its capacity as a reseller or other distributor) as of the Effective Date, substantially in the configurations marketed and distributed by Seller as of the Effective Date.

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1.20.         “Seller Future Products” shall mean Seller’s products that are commercially marketed and distributed by Seller (other than in its capacity a reseller or other distributor) after the Effective Date and which substantially differ in configuration from Seller Products marketed and distributed as of the Effective Date.

1.21.         “Service” shall mean, on a country-by-country basis, any service the performance of which, but for Buyer’s ownership of the Patent Rights, would infringe a Valid Claim of the Patent Rights in such country.

1.22.         “Third Party” shall mean any Person other than Seller or Buyer.

1.23.         “Trademark Assignment” shall mean a trademark assignment in substantially the form and substance attached hereto as Exhibit E.

1.24.         “Valid Claim” shall mean a claim of an issued an unexpired patent which has not been revoked or held unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise.

Section 2.          PURCHASE AND SALE OF PATENT RIGHTS.

2.1.          Sale of Patent Rights. Subject to the terms and conditions of this Agreement, Seller hereby sells, assigns, transfers, conveys and delivers to Buyer, and Buyer purchases, acquires and accepts from Seller, all right, title and interest throughout the world in and to the Patent Rights free and clear of any and all Encumbrances. Such assignment shall be effected by delivery of ten (10) original copies of a duly executed Patent Assignment in the form attached hereto as Exhibit F (the “Patent Assignment”).

2.2.          Sale of Additional Assets and Rights. Seller also hereby sells, assigns, transfers and conveys to Buyer all right, title and interest in and to any and all:

(a)          inventions, invention disclosures and discoveries described in any of the Patent Rights that (i) are included in any claim in the Patent Rights; or (ii) are subject matter capable of being reduced to a patent claim in a reissue or reexamination proceeding relating to any of the Patent Rights;

(b)          rights to apply in any or all countries of the world for patents, certificates of invention, utility models or other governmental grants or issuances of any type related to any of the Patent Rights and the inventions, invention disclosures and discoveries therein;

(c)          causes of action (whether known or unknown or whether currently pending, filed or otherwise) and other enforcement rights under, or on account of, any of the Patent Rights or the rights described in Section 2.2(b), including, without limitation, all causes of action and other enforcement rights for damages, injunctive relief and any other remedies of any kind for past, current or future infringement; and

(d)          other than Seller’s rights to collect the Upfront Fee (as defined below) and royalties from Buyer as set forth in Section 2.4 and SECTION 3, respectively, rights to collect royalties or other payments under or on account of any of the Patent Rights or any of the foregoing (the assets and rights described in this Section 2.2 and the Patent Rights, collectively, the “Purchased Patent Assets”).

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2.3.          Sale of Purchased Device Assets.

(a)          Purchased Device Assets. Subject to the terms and conditions of this Agreement, Seller hereby sells, assigns, transfers, conveys and delivers to Buyer, and Buyer purchases, acquires and accepts from Seller, (i) all right, title and interest throughout the world in and to the Purchased Device Technology, Purchased Device Regulatory Documentation and Purchased Device Trademark (including the Trademark Registration) and (ii) all of Seller’s inventory of the Purchased Device (together with the Purchased Patent Assets, collectively, the “Purchased Assets”).

(b)          Blocking IP License. In addition, subject to the terms and conditions of this Agreement, Seller (on behalf of itself and its affiliates) hereby grants to Buyer a non-exclusive, perpetual, worldwide, sublicensable license to research, develop, make use, sell, offer for sale, import, commercialize and otherwise fully exploit the Purchased Device (and any modification, variation, revision, enhancement or other improvement to the Purchased Device, including any new or expanded uses for the Purchased Device).

2.4.          Upfront Fee. Within ten (10) days after the Effective Date, in partial consideration of Seller’s sale, assignment, transfer, conveyance and delivery of the Purchased Assets to Buyer, Buyer will pay to Seller an upfront fee equal to [****] (“Upfront Fee”), by wire transfer in immediately available funds to such account(s) as may be designated by Seller in writing.

2.5.          Delivery of Assets. On the Effective Date, the Parties shall mutually execute and deliver to each other the Patent Assignment, Bill of Sale and Trademark Assignment and, within ten (10) days after the Effective Date, Seller shall deliver or cause to be delivered to Buyer the Patent Files and Docket. In addition, within thirty (30) days after the Effective Date, Seller shall deliver or cause to be delivered to Buyer all of its Purchased Device inventory, all copies in its possession or control of tangible embodiments of the Purchased Device Technology, and all copies in its possession or control of Purchased Device Regulatory Documentation (together with all master copies of the foregoing), provided that Seller may retain a reasonable number of copies of the foregoing for archival purposes. Further, Seller agrees to reasonably cooperate with Buyer and provide to Buyer reasonable technical, scientific, engineering and other assistance and support necessary or reasonably useful to transfer to Buyer the Purchased Assets.

2.6.          Sales and Transfer Taxes. Seller shall bear solely all sales, use, excise, value added and other transfer taxes and duties applicable to the transfer of the Purchased Assets in connection with this Agreement. Any payment or reimbursement under this Section 2.6 shall be made within ten (10) business days after any such valid request for payment or reimbursement. For the avoidance of doubt, Buyer shall bear the cost of recording the Patent Assignment in all governmental offices.

2.7.          Grantback License. Subject to the terms and conditions of this Agreement, Buyer hereby grants to Seller a non-exclusive, perpetual, worldwide, sublicensable, royalty-free license to make, use, sell, offer for sale and import Seller Products and Seller Future Products.

Section 3.          ROYALTIES.

3.1.          Royalties.

(a)          Royalties. Subject to the terms and conditions of this Agreement, Buyer shall pay to Seller royalties, on a country-by-country and Product-by-Product and Service-by-Service basis, for the period of time specified in Section 3.2(a), at the graduated royalty rates specified in the following table with respect to Net Sales of Products and Services:

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PURCHASE AGREEMENT

Aggregate Net Sales of All Products and Services in a Calendar Year	Royalty Rate
On such Net Sales up to [****]	Two percent (2%)
On such Net Sales above [****] [****]	Four percent (4%)
On such Net Sales above [****]	Six percent (6%)

3.2.          Royalty Rate. The applicable royalty right shall be determined by reference to all Net Sales on which royalties are paid in a given calendar year. By way of example, in a given calendar year, if the aggregate annual worldwide Net Sales for all Products and Services for which royalties are due under this Section 3.1(a) were [****] under this Section 3.1(a) [****] this Agreement): (2% x [****]) + (4% x [****]) + (6% x [****]) = [****]

(a)          Royalty Term. The royalties due under Section 3.1(a) shall be payable on Net Sales from the first commercial sale of a Product or commercial performance of a Service until, on a country-by-country basis, the expiration of the last to expire patent in such country within the Patent Rights containing a Valid Claim covering such Product or Service.

(b)          Only One Royalty. Only one royalty shall be due with respect to the sale of the same unit of Product or the performance of the same Service. Only one royalty shall be due hereunder on the sale of a Product or performance of a Service even if the manufacture, use, sale, offer for sale or importation of such Product or performance of such Service infringes more than one claim of tile Patent Rights.

(c)          Royalty Stacking. To the extent that Buyer obtains licenses to Third Party patent rights or other intellectual property in order to practice any Patent Right or to make, use, sell, offer for sale, import, discover, develop, manufacture, derive, commercialize or otherwise exploit any Products or Services, Buyer may deduct from any royalty due to Seller hereunder fifty percent (50%) of the royalties due to Third Party(ies) on such patents or intellectual property up to an amount equal to fifty percent (50%) of the royalties owed in any Reporting Period, with any excess Third Party royalties carried over into next succeeding Royalty Periods until exhausted.

(d)          Royalty Reduction. Should Seller market and sell Seller Future Products, the Buyer shall be entitled to reduce the royalty rate by 1% during the portion of each year that such Seller Future Products are sold.

(e)          Payment Terms. All royalty payments under this Agreement should be made payable to “Hologic, Inc.” and sent to the address identified in Section 6.9. All royalty payments due under this Agreement shall be payable in United States dollars. Any royalty payments by Buyer that are not paid on or before the date such payments are due under this Agreement shall bear interest, to the extent permitted by law, at two percentage points above the Prime Rate of interest as reported in the Wall Street Journal on the date payment is due.

3.3.          Reports and Records.

(a)          Reports. Buyer shall report to Seller the date of first commercial sale of a Product or performance of a Service by Buyer within sixty (60) days of occurrence. After the first commercial sale of a Product or performance of a Service by Buyer, Buyer shall deliver reports to Seller within sixty (60) days after the end of each Reporting Period, containing information concerning the immediately preceding Reporting Period, as follows: (i) the number of Products sold for which Net Sales accrue; (ii) the number of Services performed for which Net Sales accrue (iii) the gross amount collected by Buyer for sales of Products, or for the performance of Services; (iv) the calculation of Net Sales for the applicable Reporting Period, including a listing of applicable deductions; and (v) the total royalty payable on Net Sales.

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(b)          Records. Buyer shall maintain complete and accurate records relating to royalties payable to Seller hereunder. Buyer shall retain such records for at least two (2) years following the end of the calendar year to which they pertain, during which time a certified, independent public accountant selected by Seller and reasonably acceptable to Buyer shall have the right, at Seller’s expense, no more than once every calendar year, to inspect such records during normal business hours to verify any reports and payments made. In the event that any audit performed under this Section 3.3(b) reveals an underpayment in excess of ten percent (10%), Buyer shall bear the full reasonable out-of-pocket cost of such audit and shall remit any amounts due to Seller within thirty (30) days of receiving notice thereof from Seller.

(c)          Confidentiality. The reports and records provided by Buyer hereunder shall be regarded as Buyer’s confidential information and Seller hereby covenants that it shall not use or disclose any information included in such reports for any purpose other than determining whether Buyer has complied with its royalty obligations under this Agreement. Seller further agrees that, until such time as such information is no longer confidential through no fault of Seller, it shall maintain such reports and any information included therein and in such records in strict confidence and treat such information in a manner at least as restrictive as its manner of treating its own confidential information of similar nature and in any event not less than with a reasonable degree of care.

Section 4.          REPRESENTATIONS AND WARRANTIES.

4.1.          Seller Representations and Warranties. As a material inducement to Buyer to enter into this Agreement and consummate the transactions contemplated hereby, Seller hereby makes to Buyer the representations and warranties contained in this Section 4.1.

(a)          Authority, Organization. Seller hereby represents and warrants to Buyer that (i) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action required on the part of Seller and no other proceedings on the part of Seller are necessary to authorize this Agreement to which it is a party or to consummate the transactions contemplated hereby, (ii) this Agreement has been duly and validly executed and delivered by Seller and constitutes the legal, valid and binding agreement of Seller, enforceable against Seller in accordance with its terms, and (iii) Seller is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction under which it was formed.

(b)          Consents and Approvals. No consent or approval of any other Person is required to be obtained by Seller for the execution, delivery or performance of this Agreement or the performance by Seller of the transactions contemplated hereby.

(c)          Litigation. To the best of Seller’s knowledge, there is no claim, litigation, suit, action, proceeding or investigation (whether at law or equity, before or by any federal, state or foreign court, tribunal, commission, board, agency or instrumentality, or before any arbitrator) pending or, threatened against Seller or involving any of the Purchased Assets, nor is there any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator outstanding against Seller or involving any of the Purchased Assets. Without limiting the foregoing, no claim or demand of any other Person has been made, or to the best of Seller’s knowledge, threatened, that challenges the rights of Seller in respect of any Patent Right or the Purchased Device.

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(d)          Purchased Assets.

(i)          Seller owns all right, title and interest in and to all of the Purchased Assets, free and clear of any Encumbrance whatsoever. Neither Seller nor, to the best of Seller knowledge, any Person having had any interest at any time in any of the Purchased Assets, has assigned, transferred, licensed, pledged or otherwise encumbered any interest in any of the Purchased Assets or agreed to do so (other than (A) for transfers of rights prior to the date of this Agreement, so long as Seller now holds all such rights, or (B) as contemplated by this Agreement). Neither Seller nor any Person with any interest at any time in any of the Purchased Assets has entered into any covenant not to compete or contract or agreement restricting the right to use or practice any of the Purchased Assets in any market or geographic area or with or without any Person. To the best of Seller’s knowledge, the Purchased Assets include all intellectual property rights and other rights necessary for Buyer to manufacture and, in the jurisdictions in which it has obtained. Regulatory Approval, market the Purchased Device in the configuration in which it exists as of the Effective Date, and the Patent Rights include all patents and patent applications owned or controlled by Seller or any of its affiliates relating to ductal lavage.

(ii)         As the result of the transactions contemplated hereby, Buyer will, as of the Effective Date, own all right, title and interest in and to all of the Purchased Assets, free and clear of any and all Encumbrances whatsoever.

(e)          Patent Rights.

(i)          To the best of Seller’s knowledge, (A) Seller is not aware of any information that would form a reasonable basis for invalidating or rendering unenforceable any claim in the Patent Rights (assuming in the instance of patent applications, for purposes of this representation, that patents have issued), (B) no statement or assertion has been made by any Person that any such claim is invalid or unenforceable and (C) no statement or assertion has been made by any Person that such Person is aware of any reasonable basis as to the future invalidity or unenforceability of any such claim.

(ii)         The Patent Rights have been properly prepared and filed and have been diligently pursued by Seller and all grant, issuance and maintenance fees due have been paid when due through the Closing, and there are no defects in the filing or prosecution of the Patent Rights that could cause either (A) the invalidity, unenforceability or lapse of any Patent Rights (including any patents that may issue from the patent applications) or (B) patents not to issue from the patent applications. Seller has received assignment of the entire right, title and interest in and to the Patent Rights from any and all inventors with respect thereto and/or any and all predecessors in right without obligation for the payment of any further consideration whatsoever.

(iii)        To the best of Seller’s knowledge, (A) no action has taken place (whether by the USPTO, any other foreign patent offices or any Person), and no notice of or information with respect to any such pending or contemplated action has been issued, delivered or made known to Seller or its counsel, that would affect, in any way, the Patent Rights or the prospects for the issuance of patents in the near-term and (B) no events have occurred or are anticipated to occur that would cause an unreasonable delay in the issuance of patents. All fees and assessments owed as of the Closing to the USPTO, any other foreign patent offices or any Person in respect of the Patent Rights have been paid:

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EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT, BUYER ACKNOWLEDGES AND AGREES THAT UPON CLOSING THE SELLER SHALL SELL AND CONVEY TO BUYER AND BUYER SHALL ACCEPT THE PURCHASED ASSETS BEING CONVEYED BY THE SELLER “AS IS, WHERE IS, WITH ALL FAULTS.” EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT, THE SELLER MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES OF ANY KIND, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATIONS OR WARRANTIES AS TO THE CONDITION, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF THE PURCHASED ASSETS OR THE PURCHASED DEVICE, THE INCOME DERIVED OR POTENTIALLY TO BE DERIVED FROM THE PURCHASED ASSETS OR THE EXPENSES INCURRED OR POTENTIALLY TO BE INCURRED IN CONNECTION WITH THE PURCHASED ASSETS. SPECIFICALLY, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT, SELLER MAKES NO WARRANTY OR REPRESENTATION (A) REGARDING THE VALIDITY OR SCOPE OF THE PATENT RIGHTS, (B) THAT THE EXPLOITATION OF THE PATENT RIGHTS WILL NOT INFRINGE ANY PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS OF A THIRD PARTY, AND (C) THAT ANY THIRD PARTY IS NOT CURRENTLY INFRINGING OR WILL NOT INFRINGE THE PATENT RIGHTS. BUYER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTEES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PURCHASED ASSETS OR RELATING THERETO MADE OR FURNISHED BY SELLER OR ITS REPRESENTATIVES, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, EXCEPT AS EXPRESSLY STATED HEREIN.

4.2.          Buyer Representations and Warranties. As a material inducement to Seller to enter into this Agreement and consummate the transactions contemplated hereby, Buyer hereby represents and warrants to Seller that (a) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action required on the part of Buyer and no other proceedings on the part of Buyer are necessary to authorize this Agreement to which it is a party or to consummate the transactions contemplated hereby, (b) this Agreement has been duly and validly executed and delivered by Buyer and constitutes the legal, valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms, and (c) Buyer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction under which it was formed.

Section 5.          FURTHER ASSURANCES.

From time to time after the Closing, without further consideration, Seller will, at Buyer’s expense, promptly execute and deliver such documents to Buyer and take such additional action as Buyer may reasonably request in order to more effectively consummate the sale and purchase of the Purchased Assets and to more effectively vest in Buyer good and marketable title to such ownership interest, including without limitation all documents reasonably requested by Buyer to perfect and record the assignment and transfer of the Purchased Patent Assets, Purchased Device Regulatory Documentation and other Purchased Assets to Buyer.

Section 6.          GENERAL.

6.1.          Governing Law. All disputes, claims or controversies, arising out of this Agreement, or the negotiation, validity or performance of this Agreement, or the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its rules of conflict of laws.

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6.2.          Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.3.          Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

6.4.          Entire Agreement. This Agreement, including the exhibits referred to herein and the other writings specifically identified or contemplated hereby, is complete, reflects the entire agreement of the Parties with respect to its subject matter, and supersedes all previous written or oral negotiations, commitments and writings. No promises, representations, understandings, warranties and agreements have been made by any of the Parties hereto except as referred to herein or in such schedules and exhibits or in such other writings; and all inducements to the making of this Agreement relied upon by either Party hereto have been expressed herein or in such schedules or exhibits or in such other writings.

6.5.          Amendments. This Agreement may not be amended or modified, nor may compliance with any condition or covenant set forth herein be waived, except by a writing duly and validly executed by each Party hereto, or in the case of a waiver, the Party waiving compliance.

6.6.          Assignment: Binding Effect. No Party may assign this Agreement in whole or in part without the prior written consent of the other Party; provided, however, that either Party may assign this Agreement without the written consent of the other Party to (a) one of its Affiliates and (b) an entity succeeding to substantially all the assets and business of such Party by merger or purchase, provided that such entity shall expressly assume all of such Party’s obligations under this Agreement by a writing delivered to the other Party. For purposes hereof, “Affiliate” means, with respect to a Party, an entity which, directly or indirectly, owns or controls, is owned or is controlled by or is under common ownership or control with such Party, and for those purposes “control” means the power to direct the management or affairs of an entity, and “ownership” means the beneficial ownership of 50% or more of the voting equity securities or other equivalent voting interests of the entity. Subject to the foregoing, this Agreement shall be binding on the Parties and their successors and assigns.

6.7.          Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or the other provisions of this Agreement.

6.8.          Publicity.

 (a)          Non-Disclosure of Terms. Each Party shall hold in confidence and shall not disclose to any Third Party (other than their directors, employees, legal counsel and accountants who, except in the case of legal counsel, are bound in writing by confidentiality obligations no less restrictive than those set forth herein) the terms and conditions of this Agreement, except: (a) in order to comply with applicable non-patent law (including any securities law or regulation or the rules of a securities exchange) and with judicial process if, in the reasonable opinion of such Party’s counsel, such disclosure is necessary for such compliance, provided that such Party shall notify the other Party of such Party’s intent to make any such disclosure sufficiently prior to making such disclosure so as to allow such other of the Party adequate time to review and comment on such disclosure (it being understood that the disclosure of the information set forth in Exhibit G with respect to this Agreement and the filing of a copy of this Agreement redacted by Buyer, in each case pursuant to securities laws or regulations or the rules of a securities exchange, is hereby approved by Seller); or (b) to a bona fide potential permitted assignee in connection with a proposed permitted assignment of this Agreement, investment bankers, investors and lenders, and their directors, employees, legal counsel and accountants, provided such bona fide potential permitted assignee must be bound prior to disclosure by confidentiality and non-disclosure restrictions at least as restrictive as those set forth herein, and such investment bankers, investors and lenders must be bound prior to disclosure by commercially reasonable obligations of confidentiality. The foregoing shall not, however, prohibit Buyer from recording the Patent Assignment in any governmental office.

10

PURCHASE AGREEMENT

6.9.          Notices. Any notice, request, demand or other communication required or permitted hereunder shall be in writing and shall deemed to have been duly given when received if personally delivered; when transmitted, if transmitted by telecopy, electronic or digital transmission method; the day after it is sent if sent for next day of delivery to a domestic address by a recognized overnight delivery service. All notices to a Party will be sent to the addresses set forth below or to such other address or person as such Party may designate by notice to each other Party hereunder:

To Seller:	Hologic, Inc.
250 Campus Drive
Marlborough, MA 01752
Attn: General Counsel
Facsimile: 508-263-2959

To Buyer:	Atossa Genetics, Inc.
4105 E Madison St, Suite 320
Seattle, WA 98112
Attn: President
Facsimile: 206-325-6087

[SIGNATURE PAGE FOLLOWS]

11

PURCHASE AGREEMENT

IN WITNESS WHEREOF the Parties hereto have caused this Agreement to be executed as of the date set forth above by their duly authorized representatives.

SELLER:

Hologic Inc.

By:	//s// Tom Umbel

Name:	Tom Umbel

Title:	SVP, Business Development

BUYER:

Atossa Genetics, Inc.

By:	//s// Steven C. Quay

Name:	Steven C. Quay MD, PhD

Title:	CEO & President

12

EXHIBIT A

FORM OF BILL OF SALE

[Attached]

BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS as of May 4th, 2011, that the undersigned, Hologic Inc., a Delaware corporation (“Seller”), for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby sell, transfer, assign, convey and deliver to Atossa Genetics, Inc., a Delaware corporation (“Buyer”), and its successors and assigns, all rights, title and interest of the Seller in, to and under the Purchased Assets, free and clear of all Encumbrances. All capitalized terms not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement, dated May 4th, 2011, by and between the Seller and Buyer.

TO HAVE AND TO HOLD the aforesaid Purchased Assets unto Buyer and its successors and assigns to and for its and their own proper use and benefit forever.

From time to time, the Seller shall, at the request of Buyer and without further consideration, execute and deliver further instruments of transfer and assignment and take such other actions as Buyer may reasonably require to effectively transfer and assign to, and vest in, Buyer all rights, title and interest in, to and under the Purchased Assets.

This instrument shall inure to the benefit of the parties hereto and their respective successors and assigns. It shall not be construed to create any third-party beneficiary rights.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Bill of Sale as of the date first set forth above.

SELLER:		BUYER:

Hologic Inc.		Atossa Genetics, Inc.

By:	//s// Tom Umbel	By:	//s// Steven C. Quay

Name:	Tom Umbel	Name:	Steven C. Quay MD, PhD

Title:	SVP, Business Development	Title:	CEO & President

EXHIBIT B-1

PATENT RIGHTS

Docket No.	Country	Application No.	Patent No.	Status

12.001011.3	EPC	99917356.0	1091685	Granted
12.001011.3	France	99917356.0	1091685	Granted
12.001011.3	Germany	699 38 898.8	1091685	Granted
12.001011.3	Ireland	99917356.0	1091685	Granted
12.001011	PCT	US99/07589	N/A	Expired
12.001011.3	United Kingdom	9991735600	1091685	Granted
12.001011	US	60/080,963	N/A	Expired
12.001011.1	US	09/287,087	6336,904	Granted
12.003011.4a	Australia	26319/00	763610	Granted
12.003011.4b	Australia	26320/00	764777	Granted
12.003011.4c	Australia	27406/00	766336	Granted
12,0030I1.4d	Australia	2003-248031	N/A	Abandoned
12.003011.4e	Australia	2003-259578	N/A	Abandoned
12.003011.5a	Canada	2361122	N/A	Abandoned
12.003011.5b	Canada	2361123	N/A	Abandoned
12.003011.5c	Canada	2358971	N/A	Abandoned
12.003011.3a	EPC	00904588.1	1144003	Granted
12.003011.3a	EPC	00904589.9	N/A	Abandoned
12.003011.3a	EPC	009057753	N/A	Abandoned
12.003011.3a	France	00904588.1	1144003	Granted
12.003011.3a	Germany	600 29 926.0-08	1144003	Granted
12.003011.3a	Ireland	00904588.1	1144003	Granted
12.003011.8a	Israel	144403	144403	Granted
12.003011.8b	Israel	144558	144558	Granted
12.003011.8c	Israel	144402	144402	Granted
12.003011.3a	Italy	00904588.1	1144003	Granted
12.003011.7b	Japan	2000-594315	N/A	Abandoned
12.003011.7c	Japan	2000-594960	N/A	Abandoned
12.003011.3a	Netherlands	00904588.1	1144003	Granted
12.003011.2a	PCT	US00/01960	N/A	Expired
12.003011.2b	PCT	US00/01961	N/A	Expired
12.003011.2c	PCT	US00/02061	N/A	Expired
12.003011.3a	Spain	00904588.1	1144003	Granted
12.003011.3a	Switzerland	00904588.1	1144003	Granted
12.003011.3a	United Kingdom	00904588.1	1144003	Granted
12.003011	US	09/313,463	6,638,727	Granted
12.003011.1	US	60/117,281	N/A	Expired
12.003011.2	US	10/608,225	N/A	Abandoned
12.004011.5	Canada	2344197	2344197	Granted
12.004011.2	PCT	US99/21378	N/A	Expired
12.004011	US	60/100,853	N/A	Expired
12.004011.1	US	09/397,753	6391,026	Granted
12.004011.2	US	10/144,853	6,712.816	Granted

Docket No.	Country	Application No.	Patent No.	Status

12.005011.2	PCT - priority to 60/127,507	US99/27060	N/A	Expired
12.005011	US - priority to 60/127,507	09/438,219	6,328,709	Granted
12.005011.0	US	60/108,449	N/A	Expired
	US	60/127,507	N/A	Expired
12.006011	AU	65062/99	774637	Granted
12.006011	EPC	99953027	N/A	Abandoned
12.006011	IL	142345	142340	Granted
12.006011	JP	2000-573390	N/A	Abandoned
12.006011	PCT	US99/22910	N/A	Expired
12.006111	US	60/102,829	N/A	Expired
12.006111	US	09/410,336	N/A	Abandoned
12.006111	US	09/565,642	N/A	Abandoned
12.006011	US	12/497,521	N/A	Abandoned
12.007011.3	EPC	00903283.0	1150602	Granted
12.007011.3	France	00903283,0	1150602	Granted
12.007011.3	Germany	600 38 603.1	600 38 603.1	Granted
12.007011.2	PCT	US00/00857	N/A	Expired
12.007011.3	United Kingdom	00903283.0	1150602	Granted
12.007011	US	09/482,145	6,314,315	Granted
12.007011.1	US	60/115,787	N/A	Expired
12.008011	US	09/502,404	6;642,010	Granted
12.008011.2	US	10/637,545	N/A	Abandoned
12.009011	US	09/502,206	N/A	Abandoned
12.009011.2	US	10/721,701	7,384,418	Granted
12.010011	AU	2001-259477	2001-259477	Granted
12.010011	AU	2010-201895	N/A	Lapsed
12.010011	EPC	01933007	N/A	Abandoned
12.010011	PCT	US01/14445	N/A	Expired
12.011011.4a	Australia	23939/00	762512	Granted
12.011011.4b	Australia	2003-248404	N/A	Abandoned
12.011011.5	Canada	2356963	N/A	Abandoned
12.011011.3	EPC	99967699.2	N/A	Abandoned
12.011011.8	Israel	144033	144033	Granted
12.011011.7	Japan	2000-591407	N/A	Abandoned
12.011011.2	PCT	US99/31086	N/A	Expired
12.011011.0	US	60/114,048	N/A	Expired
12.011011.1	US	09/473,510	6,413,228	Granted
12.011011.2	US	09/907,581	N/A	Abandoned
12.011011.3	US	09/907,931	N/A	Abandoned
12.011011.4	US	11/880,811	N/A	Abandoned
12.012011.4	Australia	57322/00	769853	Granted
12.012011.3	EPC	00942739.4	1185309	Granted
12.012011.3	France	00942739.4	1185309	Granted
12.012011.3	Germany	600 31 114.7-08	1185309	Granted
12.012011.3	Ireland	00942739.4	1185309	Granted
12.012011.8	Israel	146801	146801	Granted
12.012011.3	Italy	00942739.4	1185309	Granted

Docket No.	Country	Application No.	Patent No.	Status

12.012011.3	Netherlands	00942739.4	1185309	Granted
12.012011.2	PCT	US00/15993	N/A	Expired
12.012011.3	Spain	00942739.4	1185309	Granted
12.012011.3	Switzerland	00942739.4	1185309	Granted
12.012011.3	United Kingdom	00942739.4	1185309	Granted
12.012011	US	09/590,517	6,589,998	Granted
12.012011.1	US	60/138,693	N/A	Expired
12.012011.2	US	10/425,177	N/A	Abandoned
12.013011.4	Australia	2001-259714	N/A	Abandoned
12.013611.3	EPC	01933276.6	N/A	Abandoned
12.013011.7	Japan	2001-581685	N/A	Abandoned
12.013011.2	PCT	US01/15126	N/A	Expired
12.013011	US	09/852,145	6.629,936	Granted
12.013011.0	US	60/166,877	N/A	Expired
12.013011.1	US	60/289,536	N/A	Expired
12.013011.la	US	60/203,416	N/A	Expired
12.013011.2	US	10/642,585	N/A	Abandoned
12.015011.4	Australia	2002-237838	2002-237838	Granted
12.015011.5	Australia	2008-202312	N/A	Abandoned
12.015011.3	EPC	02704138.3	N/A.	Abandoned
12.015011.3	Hong Kong	04103881.2	N/A	Abandoned
12.015011.7	Japan	2002-572417	N/A	Abandoned
12.015011	PCT	US02/01142	N/A	Expired
12.015011	US	09/800,970	6,642,009	Granted
12.015011.1	US	60/166,100	N/A	Expired
12.015011.2	US	10/639,595	N/A	Abandoned
12.015011.3	US	11/605,758	N/A	Abandoned
12.017011.4	Australia	2001-277214	2001-277214	Granted
12.017011.3	EPC	01955004.5	N/A	Abandoned
12.017011.17	Hong Kong	03107508.7	N/A	Abandoned
12.017011.7	Japan	2002-516621	N/A	Abandoned
12.017011.2	PCT	US01/23761	N/A	Expired
12.017011	US	09/916,647	6,673,024	Granted
12.017011.0	US	60/221,864	N/A	Expired
12.017011.1	US	10/716,704	N/A	Abandoned
12.019011.4	Australia	2001-281161	2001-281161	Granted
12.019011.3	EPC	01959626.1	1307746	Granted
12.019011.3	France	01959626.1	1307746	Granted
12.019011.3	Germany	60127 965.4-08	1307746	Granted
12.019011.3	Greece	01959626.1	1307746	Granted
12.019011.17	Hong Kong	03107628.2	HK1055462	Granted
12.019011.4	Hong Kong	07110674.5	N/A	Pending
12.019011.3	Ireland	01959626.1	1307746	Granted
12.019011.7	Japan	2002-517533	N/A	Abandoned
12.019011.3	Netherlands	01959626.1	1307746	Granted
12.019011.2	PCT	US01/24770	N/A	Expired
12.019011.3	Spain	01959626.1	1307746	Granted

Docket No.	Country	Application No.	Patent No.	Status

12.019011.3	Switzerland	01959626.1	1307746	Granted
12.019011	US	09/923.791	7,132,232	Granted
12.019011.0	US	60/223,857	N/A	Expired
12.019011.1	US	11/492,392	7,405,045	Granted
12.020011	EPC	02761986	1379181	Granted (withdrawn)
12.020011	France	02761956	N/A	Abandoned
12.020011	Germany	02761986	N/A	Abandoned
12.020011	Ireland	02761986	N/A	Abandoned
12.020011	PCT	US02/09587	N/A	Expired
12.020011	Spain	02761986	N/A	Abandoned
12.020011	Switzerland	02761986	N/A	Abandoned
12.020011	United Kingdom	02761986	N/A	Abandoned
12.020011	US	60/283,637	N/A	Expired
12.020011	US	10/108,993	N/A	Abandoned
12.023011.4	Australia	2002-258542	N/A	Abandoned
12.023011.2	EPC	02728494.2	N/A	Abandoned
12.023011.7	Japan	2002-579023	N/A	Abandoned
12.023011.2	PCT	US02/08232	N/A	Expired
12.023011	US	09/827,371	N/A	Abandoned
12.023011.2	US	10/825,752	7,628.765	Granted
12.024011.4	Australia	2002-258642	2002-258642	Granted
12.024011.3	EPC	02728598.0	1379175	Granted
12.024011.3	France	02728598.0	1379175	Granted
12.024011.3	Germany	02728598.0	602 26 584.3	Granted
12.024011.3	Hong Kong	04103882.1	HK1 060838	Granted
12.024011.3	Ireland	02728598.0	1379175	Granted
12.024011.7	Japan	2002-580813	N/A	Abandoned
12.024011.2	PCT	US02/09583	N/A	Expired
12.024011.3	United Kingdom	02728598.0	1379175	Granted
12.024011	US	10/109,046	6,689,070	Granted
12.024011.1	US	60/283,636	N/A	Expired
12.024011.2	US	10/762,978	N/A	Abandoned
12.025011.4a	Australia	35066/00	763173	Granted
12.025011.4b	Australia	2003-204883	2003-204883	Granted
12.025011.4c	Australia	2006-207852	N/A	Abandoned
12.025011.5	Canada	2364019	N/A	Abandoned
12.025011.3	EPC	00913661.5	1165160	Granted
12.025011.4	EPC	07009685.4	N/A	Abandoned
12.025011.3	France	00913661.5	1165160	Granted
12.025011.3	Germany	00913661.5	600 35 861.5	Granted
12.025011.4	Hong Kong	07112950.6	N/A	Abandoned
12.025011.3	Ireland	00913661.5	1165160	Granted
12.025011.8	Israel	145217	N/A	Abandoned
12.025011.3	Italy	00913661.5	1165160	Granted
12.025011.7	Japan	2000-602328	N/A	Abandoned
12.025011.3	Netherlands	00913661.5	1165160	Granted
12.025011.2	PCT	US00/05142	N/A	Expired

Docket No.	Country	Application No.	Patent No.	Status

12.025011.3	Spain	00913661.5	1165160	Granted
12.025011.3	Switzerland	00913661.5	1165160	Granted
12.025011.3	United Kingdom	00913661.5	1165160	Granted
12.025011.0	US	60/122,076	N/A	Expired
12.025011.1	US	60/170.997	N/A	Expired
12.025011.2	US	60/143,359	N/A	Expired
12.025011.3	US	60/143,476	N/A	Expired
12.025011.4	US	60/134,613	N/A	Expired
12.02500.5	US	09/506,477	6,398,765	Granted
12.025011.6	US	10/072,911	6,585,706	Granted
12.025011.7	US	10/607,142	7,029,462	Granted
12.025011.8	US	11/302,929	7,204,829	Granted
12.026011.4a	Australia	54414/00	775496	Granted
12.026011.4b	Australia	57679/01	762211	Granted
12.026011.5a	Canada	2372783	N/A	Abandoned
12.026011.5b	Canada	2353193	N/A	Abandoned
12.026011.3a	EPC	00939309.1	1179184	Granted
12.026011.3b	EPC	01306350.8	N/A	Abandoned
12.026011.3c	EPC	07009496.6	N/A	Abandoned
12.026011.3a	France	00939309.1	1179184	Granted
12.026011.3a	Germany	00939309.1	600 35 499.7	Granted
12.026011.3a	Ireland	00939309.1	1179184	Granted
12.026011.8a	Israel	146374	146374	Granted
12.026011.8b	Israel	144514	N/A	Abandoned
12.026011.3a	Italy	00939309.1	1179184	Granted
12.026011.7a	Japan	2000-618733	N/A	Abandoned
12.026011.7b	Japan	2001-226849	N/A	Abandoned
12.026011.3a	Netherlands	00939309.1	N/A	Abandoned
12.026011.2	PCT	US00/13713	N/A	Expired
12.026011.3a	Spain	00939309.1	1179184	Granted
12.026011.3a	Switzerland	00939309.1	1179184	Granted
12.026011.3a	United Kingdom	00939309	1179184	Granted
12.026011.1	US	09/625,399	6,610,484	Granted
12.026011.2	US	10/622,743	N/A	On appeal
12.027011	Australia	2004-308946	N/A	Abandoned
12.027011	Canada	2549790	N/A	Abandoned
12.027011	China (People’s Republic)	200480041801.7	N/A	Abandoned
12.027011	EPC	04815131.0	1703923	Granted
12.027011.1	EPC	08008505.3	N/A	Abandoned
12.027011	France	04815131,0	1703923	Granted
12.027011	Germany	60 2004 013 637.9	1703923	Granted
12.027011	Hong Kong	06114039.8	N/A	Abandoned
12.027011	India	733/MUMNP/2 006	N/A	Abandoned
12.027011	Italy	04815131.0	1703923	Granted
12.027011	Japan	2006-547291	N/A	Abandoned
12.027011	Korea, Republic of	10-2006-7012628	N/A	Abandoned
12.027011	PCT	US04/043015	N/A	Expired
12.027011	United Kingdom	04815131.0	1703923	Granted

Docket No.	Country	Application No.	Patent No.	Status

12.027011.	US	10/746,128	7,229,420	Granted-
12.027011.1	US	11/504,995	N/A	Abandoned
12.033011	US	10/746,121	7,195,601	Granted
12.034011	US	10/746,117	7,276,047	Granted
12.034011.1	US	11/415,029	N/A	Abandoned

EXHIBIT B-2

PATENTS AND PATENT APPLICATIONS NOT BEING ASSIGNED

Docket No.	Country	Application No.	Patent No.
12.005011.5	Canada	2350502	N/A
12.006011	US	11/705,277	N/A
12.007011.5	Canada	2360540	2360540
12.008011.3	US	11/713,495	N/A
12.010011	AU	2007-200548	N/A
12.010011	CA	2346048	N/A
12.010011	US	10/858,086	N/A
12.012011.5	Canada	2375576	N/A
12.012011.3	US	11/725,928	N/A
12.014011	Australia	2002-247262	N/A
12.014011	EPC (FR, DE, IE,1T, ES, SE, CH, UK)	02715041.6	1372671
12.014011	Japan	2002-576981	N/A
12.014011	US	11/203,800	N/A
12.019011.5	Australia	2007-234568	N/A
12.019011.4	EPC	07002776.8	N/A
12.019011.3	Italy	01959626.1	1307746
12.019011.3	United Kingdom	01959626.1	1307746
12.020011	US	11/154,170	N/A
12.028011	US	10/746,940	N/A
12.028011	US	10/746,950	7,494,472

EXHIBIT C

PURCHASED DEVICE MANUFACTURING DOCUMENTATION

EXHIBIT D

PURCHASED DEVICE MARKETING MATERTAL

EXHIBIT E

FORM OF TRADEMARK ASSIGNMENT

[Attached]

TRADEMARK ASSIGNMENT

This Trademark Assignment (this “Assignment”) is made effective this 4th day of May, 2011, by and between Hologic, Inc., a corporation organized and existing under the laws of the state of Delaware, and having a usual place of business at 250 Campus Drive, Marlborough, Massachusetts 01752, United States (“Assignor”) and Atossa Genetics, Inc., a corporation organized and existing under the’ laws of the State of Delaware, and having a usual place of business at 4105 E Madison St, Suite 320, Seattle, WA 98112, United States (“Assignee”).

WHEREAS, Assignor holds all right, title and interest in and to the trademarks, service marks and trade names set forth on Schedule A attached hereto and incorporated herein by reference (the “Marks”);

WHEREAS, Assignor and Assignee are parties to that certain Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”), pursuant to which Assignor transferred, sold and conveyed to Assignee certain assets of Assignor, including the Marks and the goodwill of the business symbolized thereby; and

WHEREAS, Assignor now wishes to assign the Marks to Assignee, and Assignee is desirous of acquiring the Marks from Assignor, together with the goodwill of the business symbolized thereby.

NOW, THEREFORE, in consideration of the premises set forth above and in the Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

Assignor does hereby sell, assign, convey and transfer unto Assignee and its successors, assigns and legal representatives, Assignor’s entire right, title and interest in and throughout the world in and to the Marks (including any common law rights that may exist and are associated therewith), together with the goodwill of the business symbolized thereby and appurtenant thereto, the same to be held and enjoyed by Assignee, its successors, permitted assigns or legal representatives, together with income, royalties, damages or payments due on or after the date hereof, including, without limitation, all claims for damages or payments by reason of infringement or unauthorized use of the Marks, along with the right to sue for past infringements and collect same for Assignee’s sole use and enjoyment.

Assignor does hereby authorize the Director of the United States Patent & Trademark Office, and the empowered official of any country or countries foreign to the United States whose duty it is to record trademark registrations, applications and title thereto, to record the Marks and title thereto as the property of Assignee, its successors, assigns or legal representatives in accordance with the terms of this instrument.

Assignee and Assignor also agree that multiple copies of this Assignment may be executed, each of which shall be deemed an original, and each of which shall be valid and binding upon Assignee and Assignor.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed as a sealed instrument by their duly authorized representatives as of the date first written above.

ASSIGNOR:	Hologic, Inc.
Name:	Lindsay G. McGuiness
Signature:	//s// Lindsay G. McGuiness
Title:	Chief Patent Counsel

NOTARIZATION

On this 4th day of May, 2011, before me, the undersigned Notary Public, personally appeared Lindsay McGuinness, proved to me through satisfactory evidence of identification, which was/were drivers license, to be the person whose name is signed on the preceding or attached document, and who swore or affirmed to me that the contents of the document are truthful and accurate to the best of his/her knowledge and belief. The above-indicated individual is duly authorized to execute this document singly on behalf of Assignor and executed this document of his/her own free will.

//s// Theodore R. Allen	(Seal)
Signature of Notary

THEODORE R. ALLEN
Notary Public
COMMONWEALTH OF
My Commission Expires	MASSACHUSETTS
My Commission Expires
November 10, 2017

ASSIGNEE:
Name:
Signature:
Title:

On this ____ day of ___________, 201 , before me, the undersigned Notary Public, personally appeared ________________, proved to me through satisfactory evidence of identification, which was/were __________________________, to be the person whose name is signed on the preceding or attached document, and who swore or affirmed to me that the contents of the document are truthful and accurate to the best of his/her knowledge and belief. The above-indicated individual is duly authorized to execute this document singly on behalf of Assignee and executed this document of his/her own free will.

(Seal)
Signature of Notary

My Commission Expires:

Schedule A

Marks

Mark	Jurisdiction	Registration No.
FIRSTCYTE	United States	2,782,866
	Australia
	Japan
	Switzerland
	Norway
	European Union

EXHIBIT F

FORM OF PATENT ASSIGNMENT

[Attached]

PATENT ASSIGNMENT

WHEREAS, Hologic, Inc., a corporation organized and existing under the laws of the State of Delaware with principal offices located at 250 Campus Drive, Marlborough, Massachusetts 01752, United States (“ASSIGNOR”), has adopted, used and is using the patents, patent applications, inventions and know-how (collectively, the “Patents”) on the attached Schedule A and

WHEREAS, Atossa Genetics, Inc., a corporation a corporation organized and existing under the laws of the State of Delaware, U.S.A., and having its place of business at 4105 E Madison St, Suite 320, Seattle, WA 98112, United States (“ASSIGNEE”) is desirous of acquiring said Patents;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, said ASSIGNOR hereby sells, assigns and transfers to ASSIGNEE, its successors, assigns and legal representatives, ASSIGNOR’S entire right, title and interest for all countries in and to: (i) each of the Patents listed in Schedule A hereof and any patents or patent applications (including non-provisionals, continuations, divisionals, reissues, reexaminations, extensions, renewals, and substitutions) that claim the benefit of or priority to (under United States law and/or international convention) one or more of the Patents listed in Schedule A; (ii) any and all of the inventions which are disclosed and claimed in the Patents; (iii) any and all of the inventions, which are disclosed, but not claimed in any of the Patents; (iv) all continuations, divisionals, substitutions, renewals, reissues, and all other patents, industrial property or other related property rights in any and all countries which have been or shall be filed on any of the inventions disclosed in any of the Patents; (v) all original and reissued patents, industrial property or related documents, which have been or shall be issued on any such inventions disclosed in any of the Patents; and (vi) all rights to sue and recover for past unlicensed infringements of the Patents. ASSIGNOR authorizes and requests the Commissioner of Patents and Trademarks of the United States and the empowered officials of all other governmental and administrative agencies to issue to the ASSIGNEE, its successors, assigns and legal representatives any and all patents, letters patent or industrial property on the inventions or any inventions disclosed in any of the registrations, and Patents listed above, in accordance with the terms of this instrument.

ASSIGNOR agrees that, upon reasonable request and without further consideration, at ASSIGNEE’S sole cost and expense, it will sign all lawful papers, make all rightful oaths and generally assist ASSIGNEE in perfecting and recording titles to the Patents listed in Schedule A throughout the world.

ASSIGNEE shall bear all responsibility and expense for preparing any instrument of assignment or transfer from ASSIGNOR to ASSIGNEE and for recording the same, any fee or tax levied thereon, and all prosecution and maintenance costs incurred with respect to the Patents.

ASSIGNEE shall have the exclusive right to bring and maintain actions for, and to settle, release and compromise claims for infringement of Patents listed on Schedule A occurring prior to the date hereof and to retain the proceeds thereof.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed by their duly authorized representatives as of the date first written above:

ASSIGNOR:	Hologic, Inc.
Name:	Lindsay G. McGuiness
Signature:	//s// Lindsay G. McGuiness
Title:	Chief Patent Counsel

NOTARIZATION

On this 4th day of May, 2011, before me, the undersigned Notary Public, personally appeared Lindsay McGuinness, proved to me through satisfactory evidence of identification, which was/were drivers license, to be the person whose name is signed on the preceding or attached document, and who swore or affirmed to me that the contents of the document are truthful and accurate to the best of his/her knowledge and belief. The above-indicated individual is duly authorized to execute this document singly on behalf of Assignor and executed this document of his/her own free will.

//s// Theodore R. Allen	(Seal)
Signature of Notary

THEODORE R. ALLEN
Notary Public
COMMONWEALTH OF
My Commission Expires	MASSACHUSETTS
My Commission Expires
November 10, 2017

ASSIGNEE:
Name:
Signature:
Title:

On this ____ day of ___________, 201 , before me, the undersigned Notary Public, personally appeared ________________, proved to me through satisfactory evidence of identification, which was/were __________________________, to be the person whose name is signed on the preceding or attached document, and who swore or affirmed to me that the contents of the document are truthful and accurate to the best of his/her knowledge and belief. The above-indicated individual is duly authorized to execute this document singly on behalf of Assignee and executed this document of his/her own free will.

(Seal)
Signature of Notary

My Commission Expires:

Schedule A

Patents

Docket No.	Country	Application No.	Patent No.	Status

12.001011.3	EPC	99917356.0	1091685	Granted
12.001011.3	France	99917356.0	1091685	Granted
12.001011.3	Germany	699 38 898.8	1091685	Granted
12.001011.3	Ireland	99917356.0	1091685	Granted
12.001011	PCT	US99/07589	N/A	Expired
12.0010113	United Kingdom	9991735600	1091685	Granted
12.001011	US	60/080,963	N/A	Expired
12.001011.1	US	09/287,087	6336,904	Granted
12.003011.4a	Australia	26319/00	763610	Granted
12.003011.4b	Australia	26320/00	764777	Granted
12.003011.4c	Australia	27406/00	766336	Granted
12,0030I1.4d	Australia	2003-248031	N/A	Abandoned
12.003011.4e	Australia	2003-259578	N/A	Abandoned
12.003011.5a	Canada	2361122	N/A	Abandoned
12.003011.5b	Canada	2361123	N/A	Abandoned
12.003011.5c	Canada	2358971	N/A	Abandoned
12.003011.3a	EPC	00904588.1	1144003	Granted
12.003011.3a	EPC	00904589.9	N/A	Abandoned
12.003011.3a	EPC	009057753	N/A	Abandoned
12.003011.3a	France	00904588.1	1144003	Granted
12.003011.3a	Germany	600 29 926.0-08	1144003	Granted
12.003011.3a	Ireland	00904588.1	1144003	Granted
12.003011.8a	Israel	144403	144403	Granted
12.003011.8b	Israel	144558	144558	Granted
12.003011.8c	Israel	144402	144402	Granted
12.003011.3a	Italy	00904588.1	1144003	Granted
12.003011.7b	Japan	2000-594315	N/A	Abandoned
12.003011.7c	Japan	2000-594960	N/A	Abandoned
12.003011.3a	Netherlands	00904588.1	1144003	Granted
12.003011.2a	PCT	US00/01960	N/A	Expired
12.003011.2b	PCT	US00/01961	N/A	Expired
12.003011.2c	PCT	US00/02061	N/A	Expired
12.003011.3a	Spain	00904588.1	1144003	Granted
12.003011.3a	Switzerland	00904588.1	1144003	Granted
12.003011.3a	United Kingdom	00904588.1	1144003	Granted
12.003011	US	09/313,463	6,638,727	Granted
12.003011.1	US	60/117,281	N/A	Expired
12.003011.2	US	10/608,225	N/A	Abandoned
12.004011.5	Canada	2344197	2344197	Granted
12.004011.2	PCT	US99/21378	N/A	Expired
12.004011	US	60/100,853	N/A	Expired
12.004011.1	US	09/397,753	6391,026	Granted
12.004011.2	US	10/144,853	6,712.816	Granted
12.005011.2	PCT - priority to 60/127,507	US99/27060	N/A	Expired

Docket No.	Country	Application No.	Patent No.	Status

12.005011	US - priority to 60/127,507	09/438,219	6,328,709	Granted
12.005011.0	US	60/108,449	N/A	Expired
	US	60/127,507	N/A	Expired
12.006011	AU	65062/99	774637	Granted
12.006011	EPC	99953027	N/A	Abandoned
12.006011	IL	142345	142340	Granted
12.006011	JP	2000-573390	N/A	Abandoned
12.006011	PCT	US99/22910	N/A	Expired
12.006111	US	60/102,829	N/A	Expired
12.006111	US	09/410,336	N/A	Abandoned
12.006111	US	09/565,642	N/A	Abandoned
12.006011	US	12/497,521	N/A	Abandoned
12.007011.3	EPC	00903283.0	1150602	Granted
12.007011.3	France	00903283,0	1150602	Granted
12.007011.3	Germany	600 38 603.1	600 38 603.1	Granted
12.007011.2	PCT	US00/00857	N/A	Expired
12.007011.3	United Kingdom	00903283.0	1150602	Granted
12.007011	US	09/482,145	6,314,315	Granted
12.007011.1	US	60/115,787	N/A	Expired
12.008011	US	09/502,404	6;642,010	Granted
12.008011.2	US	10/637,545	N/A	Abandoned
12.009011	US	09/502,206	N/A	Abandoned
12.009011.2	US	10/721,701	7,384,418	Granted
12.010011	AU	2001-259477	2001-259477	Granted
12.010011	AU	2010-201895	N/A	Lapsed
12.010011	EPC	01933007	N/A	Abandoned
12.010011	PCT	US01/14445	N/A	Expired
12.011011.4a	Australia	23939/00	762512	Granted
12.011011.4b	Australia	2003-248404	N/A	Abandoned
12.011011.5	Canada	2356963	N/A	Abandoned
12.011011.3	EPC	99967699.2	N/A	Abandoned
12.011011.8	Israel	144033	144033	Granted
12.011011.7	Japan	2000-591407	N/A	Abandoned
12.011011.2	PCT	US99/31086	N/A	Expired
12.011011.0	US	60/114,048	N/A	Expired
12.011011.1	US	09/473,510	6,413,228	Granted
12.011011.2	US	09/907,581	N/A	Abandoned
12.011011.3	US	09/907,931	N/A	Abandoned
12.011011.4	US	11/880,811	N/A	Abandoned
12.012011.4	Australia	57322/00	769853	Granted
12.012011.3	EPC	00942739.4	1185309	Granted
12.012011.3	France	00942739.4	1185309	Granted
12.012011.3	Germany	600 31 114.7-08	1185309	Granted
12.012011.3	Ireland	00942739.4	1185309	Granted
12.012011.8	Israel	146801	146801	Granted
12.012011.3	Italy	00942739.4	1185309	Granted

Docket No.	Country	Application No.	Patent No.	Status

12.012011.3	Netherlands	00942739.4	1185309	Granted
12.012011.2	PCT	US00/15993	N/A	Expired
12.012011.3	Spain	00942739.4	1185309	Granted
12.012011.3	Switzerland	00942739.4	1185309	Granted
12.012011.3	United Kingdom	00942739.4	1185309	Granted
12.012011	US	09/590,517	6,589,998	Granted
12.012011.1	US	60/138,693	N/A	Expired
12.012011.2	US	10/425,177	N/A	Abandoned
12.013011.4	Australia	2001-259714	N/A	Abandoned
12.013611.3	EPC	01933276.6	N/A	Abandoned
12.013011.7	Japan	2001-581685	N/A	Abandoned
12.013011.2	PCT	US01/15126	N/A	Expired
12.013011	US	09/852,145	6.629,936	Granted
12.013011.0	US	60/166,877	N/A	Expired
12.013011.1	US	60/289,536	N/A	Expired
12.013011.la	US	60/203,416	N/A	Expired
12.013011.2	US	10/642,585	N/A	Abandoned
12.015011.4	Australia	2002-237838	2002-237838	Granted
12.015011.5	Australia	2008-202312	N/A	Abandoned
12.015011.3	EPC	02704138.3	N/A.	Abandoned
12.015011.3	Hong Kong	04103881.2	N/A	Abandoned
12.015011.7	Japan	2002-572417	N/A	Abandoned
12.015011	PCT	US02/01142	N/A	Expired
12.015011	US	09/800,970	6,642,009	Granted
12.015011.1	US	60/166,100	N/A	Expired
12.015011.2	US	10/639,595	N/A	Abandoned
12.015011.3	US	11/605,758	N/A	Abandoned
12.017011.4	Australia	2001-277214	2001-277214	Granted
12.017011.3	EPC	01955004.5	N/A	Abandoned
12.017011.17	Hong Kong	03107508.7	N/A	Abandoned
12.017011.7	Japan	2002-516621	N/A	Abandoned
12.017011.2	PCT	US01/23761	N/A	Expired
12.017011	US	09/916,647	6,673,024	Granted
12.017011.0	US	60/221,864	N/A	Expired
12.017011.1	US	10/716,704	N/A	Abandoned
12.019011.4	Australia	2001-281161	2001-281161	Granted
12.019011.3	EPC	01959626.1	1307746	Granted
12.019011.3	France	01959626.1	1307746	Granted
12.019011.3	Germany	60127 965.4-08	1307746	Granted
12.019011.3	Greece	01959626.1	1307746	Granted
12.019011.17	Hong Kong	03107628.2	HK1055462	Granted
12.019011.4	Hong Kong	07110674.5	N/A	Pending
12.019011.3	Ireland	01959626.1	1307746	Granted
12.019011.7	Japan	2002-517533	N/A	Abandoned
12.019011.3	Netherlands	01959626.1	1307746	Granted
12.019011.2	PCT	US01/24770	N/A	Expired

Docket No.	Country	Application No.	Patent No.	Status

12.019011.3	Spain	01959626.1	1307746	Granted
12.019011.3	Switzerland	01959626.1	1307746	Granted
12.019011	US	09/923.791	7,132,232	Granted
12.019011.0	US	60/223,857	N/A	Expired
12.019011.1	US	11/492,392	7,405,045	Granted
12.020011	EPC	02761986	1379181	Granted (withdrawn)
12.020011	France	02761956	N/A	Abandoned
12.020011	Germany	02761986	N/A	Abandoned
12.020011	Ireland	02761986	N/A	Abandoned
12.020011	PCT	US02/09587	N/A	Expired
12.020011	Spain	02761986	N/A	Abandoned
12.020011	Switzerland	02761986	N/A	Abandoned
12.020011	United Kingdom	02761986	N/A	Abandoned
12.020011	US	60/283,637	N/A	Expired
12.020011	US	10/108,993	N/A	Abandoned
12.023011.4	Australia	2002-258542	N/A	Abandoned
12.023011.2	EPC	02728494.2	N/A	Abandoned
12.023011.7	Japan	2002-579023	N/A	Abandoned
12.023011.2	PCT	US02/08232	N/A	Expired
12.023011	US	09/827,371	N/A	Abandoned
12.023011.2	US	10/825,752	7,628.765	Granted
12.024011.4	Australia	2002-258642	2002-258642	Granted
12.024011.3	EPC	02728598.0	1379175	Granted
12.024011.3	France	02728598.0	1379175	Granted
12.024011.3	Germany	02728598.0	602 26 584.3	Granted
12.024011.3	Hong Kong	04103882.1	HK1 060838	Granted
12.024011.3	Ireland	02728598.0	1379175	Granted
12.024011.7	Japan	2002-580813	N/A	Abandoned
12.024011.2	PCT	US02/09583	N/A	Expired
12.024011.3	United Kingdom	02728598.0	1379175	Granted
12.024011	US	10/109,046	6,689,070	Granted
12.024011.1	US	60/283,636	N/A	Expired
12.024011.2	US	10/762,978	N/A	Abandoned
12.025011.4a	Australia	35066/00	763173	Granted
12.025011.4b	Australia	2003-204883	2003-204883	Granted
12.025011.4c	Australia	2006-207852	N/A	Abandoned
12.025011.5	Canada	2364019	N/A	Abandoned
12.025011.3	EPC	00913661.5	1165160	Granted
12.025011.4	EPC	07009685.4	N/A	Abandoned
12.025011.3	France	00913661.5	1165160	Granted
12.025011.3	Germany	00913661.5	600 35 861.5	Granted
12.025011.4	Hong Kong	07112950.6	N/A	Abandoned
12.025011.3	Ireland	00913661.5	1165160	Granted
12.025011.8	Israel	145217	N/A	Abandoned
12.025011.3	Italy	00913661.5	1165160	Granted
12.025011.7	Japan	2000-602328	N/A	Abandoned

Docket No.	Country	Application No.	Patent No.	Status

12.025011.3	Netherlands	00913661.5	1165160	Granted
12.025011.2	PCT	US00/05142	N/A	Expired
12.025011.3	Spain	00913661.5	1165160	Granted
12.025011.3	Switzerland	00913661.5	1165160	Granted
12.025011.3	United Kingdom	00913661.5	1165160	Granted
12.025011.0	US	60/122,076	N/A	Expired
12.025011.1	US	60/170.997	N/A	Expired
12.025011.2	US	60/143,359	N/A	Expired
12.025011.3	US	60/143,476	N/A	Expired
12.025011.4	US	60/134,613	N/A	Expired
12.02500.5	US	09/506,477	6,398,765	Granted
12.025011.6	US	10/072,911	6,585,706	Granted
12.025011.7	US	10/607,142	7,029,462	Granted
12.025011.8	US	11/302,929	7,204,829	Granted
12.026011.4a	Australia	54414/00	775496	Granted
12.026011.4b	Australia	57679/01	762211	Granted
12.026011.5a	Canada	2372783	N/A	Abandoned
12.026011.5b	Canada	2353193	N/A	Abandoned
12.026011.3a	EPC	00939309.1	1179184	Granted
12.026011.3b	EPC	01306350.8	N/A	Abandoned
12.026011.3c	EPC	07009496.6	N/A	Abandoned
12.026011.3a	France	00939309.1	1179184	Granted
12.026011.3a	Germany	00939309.1	600 35 499.7	Granted
12.026011.3a	Ireland	00939309.1	1179184	Granted
12.026011.8a	Israel	146374	146374	Granted
12.026011.8b	Israel	144514	N/A	Abandoned
12.026011.3a	Italy	00939309.1	1179184	Granted
12.026011.7a	Japan	2000-618733	N/A	Abandoned
12.026011.7b	Japan	2001-226849	N/A	Abandoned
12.026011.3a	Netherlands	00939309.1	N/A	Abandoned
12.026011.2	PCT	US00/13713	N/A	Expired
12.026011.3a	Spain	00939309.1	1179184	Granted
12.026011.3a	Switzerland	00939309.1	1179184	Granted
12.026011.3a	United Kingdom	00939309	1179184	Granted
12.026011.1	US	09/625,399	6,610,484	Granted
12.026011.2	US	10/622,743	N/A	On appeal
12.027011	Australia	2004-308946	N/A	Abandoned
12.027011	Canada	2549790	N/A	Abandoned
12.027011	China (People’s Republic)	200480041801.7	N/A	Abandoned
12.027011	EPC	04815131.0	1703923	Granted
12.027011.1	EPC	08008505.3	N/A	Abandoned
12.027011	France	04815131,0	1703923	Granted
12.027011	Germany	60 2004 013 637.9	1703923	Granted
12.027011	Hong Kong	06114039.8	N/A	Abandoned
12.027011	India	733/MUMNP/2 006	N/A	Abandoned
12.027011	Italy	04815131.0	1703923	Granted
12.027011	Japan	2006-547291	N/A	Abandoned

Docket No.	Country	Application No.	Patent No.	Status

12.027011	Korea, Republic of	10-2006-7012628	N/A	Abandoned
12.027011	PCT	US04/043015	N/A	Expired
12.027011	United Kingdom	04815131.0	1703923	Granted
12.027011.	US	10/746,128	7,229,420	Granted-
12.027011.1	US	11/504,995	N/A	Abandoned
12.033011	US	10/746,121	7,195,601	Granted
12.034011	US	10/746,117	7,276,047	Granted
12.034011.1	US	11/415,029	N/A	Abandoned

EXHIBIT G

In April 2011 Atossa Genetics, Inc. acquired from Hologic, Inc. all of the ownership rights to the US Trademark, FirstCyte, the 23 US issued patents and 84 issued assign counterparts (in Europe, France, Germany, Ireland, United Kingdom, Australia, Canada, Israel, Italy, The Netherlands, Spain, and Switzerland) covering the manufacture, use, and sale of the FirstCyte™ Breast Aspirator, the Micro-Stylet Dilator, and the Microcatheter for ductal lavage, the related manufacturing documentation, and the related regulatory documentation, including the FDA marketing authorization for these medical devices. The FDA cleared indications for use of the Breast Aspirator is to elicit fluid from multiple ductal orifices for subsequent cytological evaluation and/or to identify ductal orifices for subsequent cannulation with the microcatheter. The FDA cleared indications for use of the Micro-Stylet Dilator is to dilate breast milk ducts prior to enhanced radiography (i.e., ductography) or ductal lavage procedures. The FDA cleared indications for use of the microcatheter is to perform contrast enhanced radiography of breast milk ducts. It may also be used for the collection of cells and/or fluid for cytological analysis.

Atossa paid an up-front fee and is obliged to pay patent-based royalties on aggregate net sales in the countries with issued patents.

[Attached]

May 5, 2011

Dr. Steven C Quay, MD, PhD, FCAP

Chairman, CEO, and President

Atossa Genetics, Inc.

4105 E. Madison Street, Suite 320

Seattle, Washington 98112

Re:       Atossa Genetics Purchase Agreement

Dear Dr. Quay,

Enclosed please find two copies of the Asset Purchase Agreement duly executed by Hologic, Inc.

Please note that Atossa Genetics needs to execute the Bill of Sale as well as the Patent and Trademark Assignments. I have provided one copy of the Patent and Trademark assignments for your signature since Hologic does not need an executed copy. Once executed, please return one copy (the one without the signed patent and trademark assignments) of the APA to my attention. Payment of the upfront fee should be remitted to the following:

[****]

[****]

[****]

[****]

As mentioned in our phone conversation, I will be sending you the DHF files directly to your attention sometime next week and will be transferring the patent files to your attorneys once I have their contact information.

With best regards,

//s// Ted Allen

Ted Allen

Senior Intellectual Property Counsel

Legal Department

Hologic

250 Campus Drive

Marlborough, MA 01752

phone: (508) 263-8490

May 5, 2011

Dr. Steven C Quay, MD, PhD, FCAP

Chairman, CEO, and President

Atossa Genetics, Inc.

4105 E. Madison Street, Suite 320

Seattle, Washington 98112

Re: Atossa Genetics Purchase Agreement

Dear Dr. Quay,

Enclosed please find two copies of the Asset Purchase Agreement duly executed by Hologic, Inc.

Please note that Atossa Genetics needs to execute the Bill of Sale as well as the Patent and Trademark Assignments. I have only provided one copy of the Patent and Trademark assignments for your signature since Hologic does not need an executed copy. Once executed, please return one copy (the one without the signed patent and trademark assignments) of the APA to my attention. Payment of the upfront fee should be remitted to the following:

[****]

[****]

[****]

[****]

As mentioned in our phone conversation, I will be sending you the DHF files directly to your attention sometime next week and will be transferring the patent files to your attorneys once I have their Contact information.

With best regards,

//s// Ted Allen

Ted Allen

Senior Intellectual Property Counsel

Legal Department

Hologic

250 Campus Drive

Marlborough, MA 01752

phone: (508) 263-8490

Chase Online

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